Related Party Transactions - Compensation of Key Management Personnel (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure Of Amounts Incurred By Entity For Provision Of Key Management Personnel Services Provided By Separate Management Entities [Abstract]
Short-term employee benefits	$ 3,814	$ 3,900	$ 3,344
Post-employment benefits	102	103	100
Termination benefits	47	43	103
Total compensation paid to key management personnel	$ 3,963	$ 4,046	$ 3,547